Exhibit 99.2

LCNB Corp. and Subsidiaries Financial Highlights (Dollars in thousands, except per share amounts) (Unaudited)
	Three Months Ended					Nine Months Ended
	09-30-2023	06-30-2023	03-31-2023	12-31-2022	09-30-2022	09-30-2023	09-30-2022
Condensed Income Statement
Interest income	$19,668	18,703	17,918	17,719	16,704	56,289	48,034
Interest expense	6,097	4,526	3,976	1,511	1,260	14,599	3,200
Net interest income	13,571	14,177	13,942	16,208	15,444	41,690	44,834
Provision for (recovery of) credit losses	(114)	30	(57)	(19)	(157)	(141)	269
Net interest income after provision for (recovery of) credit losses	13,685	14,147	13,999	16,227	15,601	41,831	44,565
Non-interest income	3,578	3,646	3,581	3,629	3,581	10,805	10,659
Non-interest expense	12,244	12,078	12,525	12,065	12,350	36,847	36,069
Income before income taxes	5,019	5,715	5,055	7,791	6,832	15,789	19,155
Provision for income taxes	949	1,021	898	1,383	1,253	2,868	3,435
Net income	$4,070	$4,694	$4,157	$6,408	5,579	12,921	15,720

Supplemental Income Statement Information
Amort/Accret income on acquired loans	$—	—	75	249	144	75	271
Tax-equivalent net interest income	$13,617	14,223	13,989	16,257	15,495	41,829	44,985

Per Share Data
Dividends per share	$0.21	0.21	0.21	0.21	0.20	0.63	0.60
Basic earnings per common share	$0.37	0.42	0.37	0.57	0.49	1.16	1.36
Diluted earnings per common share	$0.37	0.42	0.37	0.57	0.49	1.16	1.36
Book value per share	$18.10	18.20	18.22	17.82	17.31	18.10	17.31
Tangible book value per share	$12.72	12.81	12.86	12.48	11.97	12.72	11.97
Weighted average common shares outstanding:
Basic	11,038,720	11,056,308	11,189,170	11,211,328	11,284,225	11,094,185	11,478,256
Diluted	11,038,720	11,056,308	11,189,170	11,211,328	11,284,225	11,094,185	11,478,256
Shares outstanding at period end	11,123,382	11,116,080	11,202,063	11,259,080	11,293,639	11,123,382	11,293,639

Selected Financial Ratios
Return on average assets	0.82%	0.98%	0.88%	1.34%	1.15%	0.89%	1.09%
Return on average equity	7.92%	9.22%	8.33%	12.90%	10.80%	8.49%	9.91%
Return on average tangible common equity	11.21%	13.07%	11.85%	18.59%	15.30%	12.04%	13.86%
Dividend payout ratio	56.76%	50.00%	56.76%	36.84%	40.82%	54.31%	44.12%
Net interest margin (tax equivalent)	3.04%	3.28%	3.28%	3.77%	3.54%	3.20%	3.48%
Efficiency ratio (tax equivalent)	71.21%	67.59%	71.29%	60.67%	64.74%	70.01%	64.82%

Selected Balance Sheet Items
Cash and cash equivalents	$43,422	26,020	31,876	22,701	29,460
Debt and equity securities	309,094	314,763	328,194	323,167	325,801

Loans:
Commercial and industrial	$125,751	127,553	124,240	120,236	114,694
Commercial, secured by real estate	981,787	961,173	932,208	938,022	908,130
Residential real estate	313,286	312,338	303,051	305,575	316,669
Consumer	27,018	29,007	28,611	28,290	29,451
Agricultural	11,278	9,955	7,523	10,054	8,630
Other, including deposit overdrafts	80	69	62	81	52
Deferred net origination fees	(796)	(844)	(865)	(980)	(937)
Loans, gross	1,458,404	1,439,251	1,394,830	1,401,278	1,376,689
Less allowance for credit losses on loans	7,932	7,956	7,858	5,646	5,644
Loans, net	$1,450,472	$1,431,295	$1,386,972	$1,395,632	$1,371,045

	Three Months Ended					Nine Months Ended
	09-30-2023	06-30-2023	03-31-2023	12-31-2022	09-30-2022	09-30-2023	09-30-2022
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$7,956	7,858	5,646	5,644	5,833
Cumulative change in accounting principle - ASC 326	—	—	2,196	—	—
Provision for (recovery of) credit losses	9	131	32	(19)	(157)
Losses charged off	(57)	(49)	(36)	(60)	(53)
Recoveries	24	16	20	81	21
Allowance for credit losses, end of period	$7,932	7,956	7,858	5,646	5,644

Total earning assets	$1,787,796	1,756,157	1,736,829	1,726,902	$1,714,196
Total assets	1,981,668	1,950,763	1,924,808	1,919,398	1,904,975
Total deposits	1,616,890	1,596,709	1,603,881	1,604,970	1,657,370
Short-term borrowings	30,000	112,289	76,500	71,455	4,000
Long-term debt	112,641	18,122	18,598	19,072	24,539
Total shareholders’ equity	201,349	202,316	204,072	200,675	195,439
Equity to assets ratio	10.16%	10.37%	10.60%	10.46%	10.26%
Loans to deposits ratio	90.20%	90.14%	86.97%	87.31%	83.06%

Tangible common equity (TCE)	$141,508	142,362	144,006	140,498	135,140
Tangible common assets (TCA)	1,921,827	1,890,809	1,864,742	1,859,221	1,844,676
TCE/TCA	7.36%	7.53%	7.72%	7.56%	7.33%

Selected Average Balance Sheet Items
Cash and cash equivalents	$36,177	30,742	35,712	24,330	$35,763	$34,234	$32,393
Debt and equity securities	313,669	321,537	327,123	323,195	338,299	320,706	339,051

Loans	$1,451,153	1,405,939	1,389,385	1,383,809	$1,384,520	$1,415,719	$1,379,080
Less allowance for credit losses on loans	7,958	7,860	7,522	5,647	5,830	7,782	5,623
Net loans	$1,443,195	1,398,079	1,381,863	1,378,162	$1,378,690	$1,407,937	$1,373,457

Total earning assets	$1,775,713	1,737,256	1,729,008	1,711,524	1,736,031	1,747,476	1,728,677
Total assets	1,971,269	1,927,956	1,922,031	1,903,626	1,929,155	1,940,591	1,919,804
Total deposits	1,610,508	1,604,346	1,583,857	1,637,201	1,669,932	1,599,668	1,657,401
Short-term borrowings	63,018	79,485	94,591	21,433	5,728	78,916	12,140
Long-term debt	72,550	18,514	18,983	23,855	24,920	36,878	15,907
Total shareholders’ equity	203,967	204,085	202,419	197,014	205,051	203,496	212,064
Equity to assets ratio	10.35%	10.59%	10.53%	10.35%	10.63%	10.49%	11.05%
Loans to deposits ratio	90.11%	87.63%	87.72%	84.52%	82.91%	88.50%	83.21%

Asset Quality
Net charge-offs (recoveries)	$33	33	16	(21)	32	82	131
Other real estate owned	—	—	—	—	—	—	—

Non-accrual loans	$85	451	701	391	465	85	465
Loans past due 90 days or more and still accruing	176	256	—	39	—	176	—
Total nonperforming loans	$261	707	701	430	465	261	465

Net charge-offs (recoveries) to average loans	0.01%	0.01%	0.00%	(0.01)%	0.01%	0.01%	0.01%
Allowance for credit losses on loans to total loans	0.54%	0.55%	0.56%	0.40%	0.41%
Nonperforming loans to total loans	0.02%	0.05%	0.05%	0.03%	0.03%
Nonperforming assets to total assets	0.01%	0.04%	0.04%	0.02%	0.02%

	Three Months Ended					Nine Months Ended
	09-30-2023	06-30-2023	03-31-2023	12-31-2022	09-30-2022	09-30-2023	09-30-2022

Assets Under Management
LCNB Corp. total assets	$1,981,668	1,950,763	1,924,808	1,919,398	1,904,975
Trust and investments (fair value)	731,342	744,149	716,578	678,366	611,409
Mortgage loans serviced	146,483	143,093	142,167	148,412	145,317
Cash management	2,445	2,668	1,831	1,925	53,199
Brokerage accounts (fair value)	368,854	384,889	374,066	347,737	314,144
Total assets managed	3,230,792	3,225,562	3,159,450	3,095,838	3,029,044

Reconciliation of Net Income Less Tax-Effected Merger-Related Costs
Net income	$4,070	4,694	4,157	6,408	5,579	12,921	15,720
Merger-related costs	302	415	25	—	—	742	—
Tax effect	(63)	(88)	(5)	—	—	(156)	—
Adjusted net income	$4,309	5,021	4,177	6,408	5,579	13,507	15,720

Adjusted basic and diluted earnings per share	$0.40	0.45	0.37	0.57	0.49	1.22	1.36
Adjusted return on average assets	0.87%	1.04%	0.88%	1.34%	1.15%	0.93%	1.09%
Adjusted return on average equity	8.38%	9.87%	8.37%	12.90%	10.79%	8.87%	9.91%

	Three Months Ended September 30,						Three Months Ended June 30,
	2023			2022			2023
	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate	Average Outstanding Balance	Interest Earned/ Paid	Average Yield/ Rate
Loans (1)	$1,451,153	17,875	4.89%	$1,384,520	15,026	4.31%	$1,405,939	16,763	4.78%
Interest-bearing demand deposits	10,891	152	5.54%	13,212	80	2.40%	9,780	144	5.91%
Federal Reserve Bank stock	4,652	—	—%	4,652	—	—%	4,652	140	12.07%
Federal Home Loan Bank stock	7,007	134	7.59%	4,369	65	5.90%	6,713	121	7.23%
Investment securities:									0
Equity securities	3,382	38	4.46%	4,387	20	1.81%	3,386	38	4.50%
Debt securities, taxable	274,494	1,296	1.87%	297,001	1,323	1.77%	282,325	1,323	1.88%
Debt securities, non-taxable (2)	24,134	219	3.60%	27,890	241	3.43%	24,461	220	3.61%
Total earnings assets	1,775,713	19,714	4.40%	1,736,031	16,755	3.83%	1,737,256	18,749	4.33%
Non-earning assets	203,514			198,954			198,560
Allowance for credit losses	(7,958)			(5,830)			(7,860)
Total assets	$1,971,269			$1,929,155			$1,927,956

Interest-bearing demand and money market deposits	$541,487	2,298	1.68%	$539,228	422	0.31%	$521,422	1,597	1.23%
Savings deposits	379,515	129	0.13%	453,420	159	0.14%	395,367	134	0.14%
IRA and time certificates	230,030	1,999	3.45%	168,358	398	0.94%	215,403	1,604	2.99%
Short-term borrowings	63,018	830	5.23%	5,728	71	4.92%	79,485	1,008	5.09%
Long-term debt	72,550	841	4.60%	24,920	210	3.34%	18,514	183	3.96%
Total interest-bearing liabilities	1,286,600	6,097	1.88%	1,191,654	1,260	0.42%	1,230,191	4,526	1.48%
Demand deposits	459,476			508,926			472,154
Other liabilities	21,226			23,524			21,526
Equity	203,967			205,051			204,085
Total liabilities and equity	$1,971,269			$1,929,155			$1,927,956
Net interest rate spread (3)			2.52%			3.41%			2.85%
Net interest income and net interest margin on a taxable-equivalent basis (4)		13,617	3.04%		15,495	3.54%		14,223	3.28%
Ratio of interest-earning assets to interest-bearing liabilities	138.02%			145.68%			141.22%

(1)	Includes non-accrual loans.
(2)	Income from tax-exempt securities is included in interest income on a taxable-equivalent basis. Interest income has been divided
(3)	The net interest spread is the difference between the average rate on total interest-earning assets and interest-bearing liabilities.
(4)	The net interest margin is the taxable-equivalent net interest income divided by average interest-earning assets.

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (Dollars in thousands)
	September 30, 2023 (Unaudited)	December 31, 2022
ASSETS:
Cash and due from banks	$23,124	20,244
Interest-bearing demand deposits	20,298	2,457
Total cash and cash equivalents	43,422	22,701
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,254	2,273
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	274,500	289,850
Debt securities, held-to-maturity, at cost, net	19,006	19,878
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	7,583	4,415
Loans, net	1,450,472	1,395,632
Premises and equipment, net	33,288	33,042
Operating lease right-of-use assets	6,093	6,525
Goodwill	59,221	59,221
Core deposit and other intangibles, net	1,351	1,827
Bank-owned life insurance	45,128	44,298
Interest receivable	8,087	7,482
Other assets, net	25,512	25,503
TOTAL ASSETS	$1,981,668	1,919,398

LIABILITIES:
Deposits:
Noninterest-bearing	$453,146	505,824
Interest-bearing	1,163,744	1,099,146
Total deposits	1,616,890	1,604,970
Short-term borrowings	30,000	71,455
Long-term debt	112,641	19,072
Operating lease liabilities	6,317	6,647
Accrued interest and other liabilities	14,471	16,579
TOTAL LIABILITIES	1,780,319	1,718,723

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value; authorized 19,000,000 shares; issued 14,334,765 and 14,270,550 shares at September 30, 2023 and December 31, 2022, respectively; outstanding 11,123,382 and 11,259,080 shares at September 30, 2023 and December 31, 2022, respectively	144,865	144,069
Retained earnings	143,211	139,249
Treasury shares at cost, 3,211,383 and 3,011,470 shares at September 30, 2023 and December 31, 2022, respectively	(56,015)	(52,689)
Accumulated other comprehensive loss, net of taxes	(30,712)	(29,954)
TOTAL SHAREHOLDERS' EQUITY	201,349	200,675
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,981,668	$1,919,398

Exhibit 99.2

LCNB CORP. AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF INCOME (Dollars in thousands, except per share data) (Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
INTEREST INCOME:
Interest and fees on loans	$17,875	15,026	50,781	43,360
Dividends on equity securities:
With a readily determinable fair value	9	14	34	40
Without a readily determinable fair value	29	6	79	16
Interest on debt securities:
Taxable	1,296	1,323	3,962	3,672
Non-taxable	173	190	523	567
Other investments	286	145	910	379
TOTAL INTEREST INCOME	19,668	16,704	56,289	48,034

INTEREST EXPENSE:
Interest on deposits	4,426	979	10,217	2,493
Interest on short-term borrowings	830	71	3,142	320
Interest on long-term debt	841	210	1,240	387
TOTAL INTEREST EXPENSE	6,097	1,260	14,599	3,200
NET INTEREST INCOME	13,571	15,444	41,690	44,834

PROVISION FOR (RECOVERY OF) CREDIT LOSSES	(114)	(157)	(141)	269
NET INTEREST INCOME AFTER PROVISION FOR (RECOVERY OF) CREDIT LOSSES	13,685	15,601	41,831	44,565

NON-INTEREST INCOME:
Fiduciary income	1,736	1,513	5,263	4,851
Service charges and fees on deposit accounts	1,397	1,706	4,324	4,658
Bank-owned life insurance income	282	269	830	803
Gains from sales of loans	29	—	38	188
Other operating income	134	93	350	159
TOTAL NON-INTEREST INCOME	3,578	3,581	10,805	10,659

NON-INTEREST EXPENSE:
Salaries and employee benefits	7,044	7,062	21,454	21,291
Equipment expenses	397	398	1,175	1,234
Occupancy expense, net	805	790	2,367	2,300
State financial institutions tax	396	439	1,189	1,312
Marketing	223	215	735	845
Amortization of intangibles	113	113	336	365
FDIC insurance premiums, net	224	137	663	397
Contracted services	671	613	1,978	1,902
Other real estate owned, net	1	5	3	(874)
Merger-related expenses	302	—	742	—
Other non-interest expense	2,068	2,578	6,205	7,297
TOTAL NON-INTEREST EXPENSE	12,244	12,350	36,847	36,069
INCOME BEFORE INCOME TAXES	5,019	6,832	15,789	19,155
PROVISION FOR INCOME TAXES	949	1,253	2,868	3,435
NET INCOME	$4,070	5,579	12,921	15,720

Earnings per common share:
Basic	0.37	0.49	1.16	1.36
Diluted	0.37	0.49	1.16	1.36

LCNB CORP. AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF INCOME (Dollars in thousands, except per share data) (Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Weighted average common shares outstanding:
Basic	11,038,720	11,284,225	11,094,185	11,478,256
Diluted	11,038,720	11,284,225	11,094,185	11,478,256